UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 6, 2013 (October 31, 2013)

AMERICAN RESIDENTIAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350

Scottsdale, AZ 85254

(Address of principal executive offices) (Zip code)

(480) 474-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information about the performance-based award agreements set forth under Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01. Copies of these performance-based award agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

On October 31, 2013, American Residential Properties, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into a Separation Agreement (the “Separation Agreement”) with Andrew G. Kent, Senior Vice President, Investments, Chief Compliance Officer, General Counsel and Secretary of the Company, who resigned each of these positions and his positions with the Company’s subsidiaries effective October 31, 2013.

The Separation Agreement provides for severance benefits in the form of a total sum, less deductions and required tax withholdings, of $400,000 to be paid in reasonably equal installments on the Company’s regularly scheduled pay days until November 1, 2014. The Separation Agreement also provides that: (i) beginning on November 1, 2013, the Company will pay the monthly Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premiums for Mr. Kent and his family through the earliest of (A) April 30, 2015, (B) the expiration of such COBRA coverage and (C) the date that Mr. Kent becomes eligible for coverage under an alternative employee benefits plan; and (ii) any equity compensation previously awarded to Mr. Kent, to the extent not vested as of October 17, 2013, will be canceled.

The Separation Agreement will not become effective until a customary seven-day revocation period, ending November 7, 2013, has passed, and Mr. Kent will not receive any severance payment or benefits until and unless the Separation Agreement becomes effective at that time.

This summary of the Separation Agreement is qualified in its entirety by reference to the copy of the Separation Agreement filed as Exhibit 10.5 to this Current Report on Form 8-K, which is hereby incorporated by reference into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Performance-Based Criteria for IPO LTIP Unit Awards

As previously disclosed in the prospectus for the initial public offering (the “IPO Prospectus”) of the Company’s common stock, the Company intended to issue awards of long-term incentive plan units (“LTIP Units”) of its operating partnership, American Residential Properties OP, L.P. (the “Operating Partnership”), pursuant to the Company’s 2012 Equity Incentive Plan (the “Plan”), to certain of the Company’s executive officers upon completion of the IPO and the establishment by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) of performance-based vesting criteria for the awards.

On November 2, 2013, the Compensation Committee and the Board established the performance-based vesting criteria that will apply to the LTIP Units that were approved for grant to certain of the Company’s executive officers in connection with the Company’s initial public offering. As previously disclosed in the IPO Prospectus, the numbers of LTIP Units approved for grant to these recipients is as follows:

Name and Title	Number of LTIP Units
Stephen G. Schmitz, Chief Executive Officer and Chairman of the Board	142,857
Laurie A. Hawkes, President and Chief Operating Officer	142,857
Shant Koumriqian, Chief Financial Officer and Treasurer	26,190
Lani B Porter, Senior Vice President, Operations	26,190

On November 5, 2013, the Company entered into a Long Term Incentive Plan Unit Performance-Based Vesting Agreement with each of Mr. Schmitz, Ms. Hawkes, Mr. Koumriqian and Ms. Porter (the “Award Agreements”) setting forth the terms and conditions of the performance-based LTIP Unit awards. The grant date of each Award Agreement is November 2, 2013. Pursuant to each Award Agreement, up to 50% of the awarded LTIP Units will vest based on the percentage increase of the Company’s total stockholder return (“TSR”) beginning on May 14, 2013 (the date of the closing of the IPO), and up to 50% of the awarded LTIP Units will vest based on the relative outperformance of the Company’s TSR as compared to the percentage change of the SNL US REIT Equity Index (the “Index”) over the same period, as follows:

•	On May 14, 2014, up to 20% may vest: 10% will vest if the Company’s TSR for the one-year period ending May 14, 2014 is greater than 7.00%, and another 10% will vest if the Company’s TSR outperforms the Index over the same period;

•	On May 14, 2015, up to 20% may vest: 10% will vest if the Company’s TSR for the two-year period ending May 14, 2015 is greater than 14.49%, and another 10% will vest if the Company’s TSR outperforms the Index over the same period;

•	On May 13, 2016, up to 20% may vest: 10% will vest if the Company’s TSR for the three-year period ending May 13, 2016 is greater than 22.50%, and another 10% will vest if the Company’s TSR outperforms the Index over the same period;

•	On May 12, 2017, up to 20% may vest: 10% will vest if the Company’s TSR for the four-year period ending May 12, 2017 is greater than 31.08%, and another 10% will vest if the Company’s TSR outperforms the Index over the same period; and

•	On May 14, 2018, any of the awarded LTIP Units not previously vested may vest: up to 50% will vest if the Company’s TSR for the five-year period ending May 14, 2018 is greater than 40.25%, and up to 50% will vest if the Company’s TSR outperforms the Index over the same period.

Moreover, the awarded LTIP Units will not vest unless the Compensation Committee determines that the applicable performance condition has been satisfied for the applicable time period.

The awarded LTIP Units will also vest in the event of a change in control of the Company (as defined in the Plan), upon termination of the executive’s employment without cause or on account of the executive’s death or disability or upon resignation by the executive for good reason or within 90 days after notice of non-renewal of the executive’s employment agreement (each of the preceding terms as defined in the executives’ employment agreements).

In all cases, the awarded LTIP Units will not vest unless the executive remains in the continuous employ of the Company or one of its affiliates from the date of grant until the date the LTIP Units vest as described above.

Any of the awarded LTIP Units that have not vested as described above may not be transferred and will be forfeited on the date the executive’s employment with the Company terminates or is terminated for any reason. All of the awarded LTIP Units that have not vested on or before May 14, 2018, in accordance with the terms of the Award Agreements, will be forfeited.

Prior to vesting, 55% of any distributions on the non-vested LTIP Units will be accumulated but will not be paid to the executive during the applicable performance period. Any accumulated and unpaid distributions on the LTIP Units will be paid to the executive on the date the LTIP Units have vested in accordance with the applicable Award Agreement.

This summary of the Award Agreements is qualified in its entirety by reference to the copies of each Long Term Incentive Plan Unit Performance-Based Vesting Agreement filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, which are hereby incorporated by reference into this Item 5.02.

Departure of Andrew G. Kent

On October 31, 2013, Andrew G. Kent, Senior Vice President, Investments, Chief Compliance Officer, General Counsel and Secretary of the Company, resigned each of these positions and his positions with the Company’s subsidiaries effective October 31, 2013 and entered into the Separation Agreement described under Item 1.01 of this Current Report on Form 8-K.

Mr. Kent’s resignation was not related to, and is expected not to materially impact, the financial performance of the Company. Mr. Kent’s former responsibilities will be assumed by the Company’s other officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Stephen G. Schmitz.

10.2†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Laurie A. Hawkes.

10.3†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Shant Koumriqian.

10.4†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Lani B Porter.

10.5†	Separation Agreement, dated October 31, 2013, among American Residential Properties, Inc., certain of its subsidiaries and Andrew G. Kent.

†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

November 6, 2013	By:	/s/ Shant Koumriqian
	Name:	Shant Koumriqian
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Stephen G. Schmitz.

10.2†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Laurie A. Hawkes.

10.3†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Shant Koumriqian.

10.4†	LTIP Unit Performance-Based Vesting Agreement, dated November 5, 2013, among American Residential Properties, Inc., American Residential Properties OP, L.P. and Lani B Porter.

10.5†	Separation Agreement, dated October 31, 2013, among American Residential Properties, Inc., certain of its subsidiaries and Andrew G. Kent.

†	Management contract or compensatory plan or arrangement